EXHIBIT 99.3

PATENT AND TRADEMARK SECURITY AGREEMENT

This PATENT AND TRADEMARK SECURITY AGREEMENT,dated as of June 5, 2009 (as this agreement may be further amended, amended and restated, supplemented or otherwise modified, renewed or replaced from time to time, this “IP Security Agreement”), is made among the corporations and other business entities listed on the signature pages hereof (each, individually, a “Grantor”, and collectively, the “Grantors”), and BANK OF AMERICA, N.A., as agent (the “Agent”) on behalf of the Lenders (as defined below). Each capitalized term used herein shall have the meaning ascribed thereto in the Loan Agreement (as defined below) unless otherwise indicated herein.

WHEREAS, each Grantor is the owner of the entire right, title, and interest in and to the patents, trademarks, trade names, designs and applications therefor described in Schedule A annexed hereto and made a part hereof; and

WHEREAS, Grantors, certain affiliates of Grantors, Agent, and certain lending institutions (collectively, the “Lenders”) are parties to that certain Loan and Security Agreement, dated as of the date hereof (as amended, restated, supplemented, renewed or otherwise modified, the “Loan Agreement”; except as otherwise specifically provided herein, all capitalized terms shall have the meanings given to them, respectively, in the Loan Agreement), and various documents, instruments, guaranties and agreements delivered contemporaneously herewith in connection therewith (all of the foregoing, together with this IP Security Agreement and the Loan Agreement, as the same may now exist or may hereafter be amended, modified, restated, renewed, extended or supplemented, are collectively referred to herein as the “Agreements”), pursuant to which, among other things, Agent and Lenders may make loans and certain other financial accommodations to or for the benefit of Grantors and their affiliates party to the Loan Agreement; and

WHEREAS, it is a condition precedent to the effectiveness of the Loan Agreement that, among other things, each of the Grantors enter into this IP Security Agreement in order to grant a security interest in the Patents and Trademarks, as each is hereinafter defined, in favor of the Agent on behalf of the Lenders, to secure the Obligations as hereinafter provided.

NOW, THEREFORE, to secure the prompt and complete payment and performance when due of the Obligations, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Grantor does hereby grant to the Agent, for the ratable benefit of the Lenders, a security interest in all of such Grantor’s right, title and interest in, to the Patents and Trademarks as hereinafter provided.

A.	SECURITY INTEREST.

In order to induce Agent and the Lenders to enter into the Agreements and in consideration thereof, each Grantor hereby grants to Agent, for the ratable benefit of the Lenders, a security interest in all of such Grantor’s now existing or hereafter acquired right, title and interest in and to:

1.   all of such Grantor’s trademarks, trade names, trade dress and service marks and all applications and registrations relating to the foregoing in the United States Patent and Trademark Office (the “PTO”) or in any similar office or agency of the United States, any state thereof, any political subdivision thereof or in any other countries, and all extensions and renewals thereof, including, without limitation, those trademark and service mark registrations and applications described in Schedule Ahereto as owned by such Grantor (collectively, the “Trademarks”); provided, however; that the security interest in the Trademarks shall not include, and no grant of security interest shall be deemed granted hereunder, in any application for a trademark that would be invalidated, canceled, voided or abandoned due to the grant and/or enforcement of such security interest, including all such United States and foreign trademark applications that are based on an intent-to-use the mark in commerce, unless and until such time that the grant and/or enforcement of the security interest will not cause such trademark to be invalidated, canceled, voided or abandoned;

2.	the goodwill of the business symbolized by each of the Trademarks;

3.   all of such Grantor’s patents, including, without limitation, those patent applications and issued patents described in Schedule A hereto as owned by such Grantor (collectively, the “Patents”); and

4.   any and all proceeds of any of the foregoing, including, without limitation, any claims by such Grantor against third parties for infringement of the Patents or Trademarks (all of the foregoing are collectively referred to herein as the “Collateral”).

B.	OBLIGATIONS SECURED.

The security interests granted to Agent by each Grantor in this IP Security Agreement shall secure the prompt payment and performance of all Obligations.

C.	REPRESENTATIONS, WARRANTIES AND COVENANTS.

Each Grantor hereby covenants, represents and warrants, all of such covenants, representations and warranties being continuing in nature until Full Payment of the Obligations has occurred, that:

1.   Such Grantor will pay and perform all of the Obligations according to their terms and according to all terms and conditions of the Loan Agreement.

2.   To such Grantor’s knowledge, all of the existing Collateral is valid, subsisting and in full force and effect. Such Grantor owns sole, full, and clear title thereto, subject only to Permitted Liens, and has the right and power to grant the security interests granted hereunder. Such Grantor will, at such Grantor’s expense, perform all acts and execute all documents necessary to maintain the existence of the Collateral material to the conduct of such Grantor’s business as valid, subsisting and registered trademarks or issued patents, including, without limitation, the filing of any renewal affidavits and applications, except as otherwise expressly permitted pursuant to the Loan Agreement. The Collateral is not subject to any liens, claims, mortgages, assignments, licenses, security interests, or encumbrances of any nature whatsoever except the security interests granted hereunder, the licenses, if any, which are specifically described in Schedule B hereto and Permitted Liens.

3.   Such Grantor will not assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber or grant an exclusive or non-exclusive license relating thereto other than in the Ordinary Course of Business, except to Agent or otherwise in connection with Permitted Liens, or otherwise dispose of any of the Collateral except as expressly permitted pursuant to the Loan Agreement or otherwise with the prior written consent of Agent.

4.   Such Grantor will, at such Grantor’s expense, perform all acts and execute all documents reasonably requested at any time by Agent to evidence, perfect, maintain, record, or enforce the security interest in the Collateral granted hereunder or to otherwise further the provisions of this IP Security Agreement. Such Grantor hereby authorizes Agent to execute and file one or more financing statements (or similar documents) with respect to the Collateral signed (if applicable) only by Agent. Such Grantor further authorizes Agent to file the patent security agreement substantially in the form attached hereto as Exhibit 1 and the trademark security agreement substantially in the form attached hereto as Exhibit 2 with the PTO.

5.   Such Grantor will, concurrently with the execution and delivery of this IP Security Agreement, execute and deliver to Agent four (4) originals of a Power of Attorney in the form of Exhibit 3 annexed hereto, which Agent may use solely upon the occurrence and during the continuance of an Event of Default, to implement the assignment, sale or other disposition of the Collateral pursuant to Agent’s exercise of the rights and remedies granted to Agent pursuant to subparagraphs E.3 and E.4 hereof.

6.   Agent may, in its sole discretion, pay any amount or do any act which such Grantor fails to pay or do as required hereunder or as reasonably requested by Agent to (a) maintain and preserve the Collateral, except as otherwise expressly permitted pursuant to the Loan Agreement, or (b) defend, protect, record, amend or enforce the Obligations, the Collateral or the security interest granted hereunder including but not limited to, all filing or recording fees, court costs, collection charges and reasonable attorneys’ fees. Such Grantor will be liable to Agent for any such payment, which payment shall be deemed a Loan under the Loan Agreement, and shall be payable on demand together with interest at the rate set forth in the Loan Agreement and shall be part of the Obligations secured hereby.

7.   As of the date hereof, such Grantor does not have any Patents or Trademarks registered, or subject to pending applications, in the PTO or any similar office or agency in the United States other than those described in Schedule A annexed hereto.

8.   Such Grantor shall promptly notify Agent in writing if, after the Closing Date, such Grantor obtains any interest in any material Collateral and, upon Agent’s request, shall promptly take such actions as Agent deems appropriate to effect Agent’s duly perfected, first priority Lien upon such material Collateral. Concurrently with the delivery of the financial statements required under Section 10.1.2(b) of the Loan Agreement, such Grantor shall provide Agent with an update of all Collateral obtained by such Grantor in the Fiscal Quarter then most recently ended.

9.   Such Grantor has not abandoned any of the Patents or Trademarks material to the conduct of the business of such Grantor and such Grantor will not do any act, nor omit to do any act, whereby such material Patents or Trademarks may become abandoned, canceled, invalidated or unenforceable, except as otherwise expressly permitted pursuant to the Loan Agreement. Such Grantor shall notify Agent promptly if it knows or has reason to know of any reason why any application, registration, or recording of any such material Patent or Trademark may become abandoned, canceled, invalidated or unenforceable.

10. Such Grantor will render any assistance, as Agent may reasonably determine is necessary, to Agent in any proceeding before the PTO, any federal or state court, or any similar office or agency in the United States or any state therein or any other country to protect Agent’s interest in such application and registration of the Patents and Trademarks material to the conduct of the business of such Grantor, including, without limitation, filing of renewals, affidavits of use, affidavits of incontestability and opposition, interference, and cancellation proceedings.

11. Such Grantor will promptly notify Agent if such Grantor (or any other Obligor) learns of any use by any Person of any trademark or design likely to cause confusion with any Trademark material to the conduct of the business of such Grantor or product or process which infringes or which may infringe upon any Patent material to the conduct of the business of such Grantor. Such Grantor, at its expense, shall take such actions as reasonably requested by Agent to protect Agent’s security interest in and to the Patents and Trademarks.

12. Such Grantor assumes all responsibility and liability arising from the use of the Patents and Trademarks and such Grantor hereby indemnifies and holds Agent, the Lenders and their respective Affiliates (each, an “Indemnitee”) harmless from and against any claim, suit, loss, damage, or expense (including reasonable attorneys’ fees) arising out of any alleged defect in any product manufactured, promoted, or sold by such Grantor (or any affiliate or subsidiary thereof) in connection with any Patent or Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by such Grantor (or any affiliate or subsidiary thereof), except to the extent such claim, suit, loss, damage or expense is the result of such Indemnitee’s gross negligence of willful misconduct, as determined by a final, non-appealable judgment by a court of competent jurisdiction.

D.	EVENTS OF DEFAULT.

The occurrence or existence of any Event of Default, as such term is defined in the Loan Agreement, is referred to herein individually as an “Event of Default” and, collectively, as “Events of Default”.

E.	RIGHTS AND REMEDIES.

Upon the occurrence and during the continuance of any Event of Default, in addition to all other rights and remedies of Agent, whether provided under law, the Agreements or otherwise, and after expiration of any grace period, Agent shall have the following rights and remedies which may be exercised without notice to, or consent by, any Grantor except as such notice or consent is expressly provided for hereunder.

1.   Agent may require that neither any Grantor nor any Affiliate or Subsidiary of any Grantor make any use of the Patents or Trademarks or any marks similar thereto for any purpose whatsoever. Agent may make use of any Patents or Trademarks for the sale of finished goods, completion of work-in-progress or rendering of services in connection with enforcing any other security interest granted to Agent by the Grantors, respectively, or any Subsidiary or Affiliate of a Grantor.

2.   Solely to the extent Agent is permitted to do so under the terms of any existing licenses, Agent may grant such license or licenses relating to the Collateral for such term or terms, on such conditions, and in such manner, as Agent shall in its sole discretion deem appropriate. Subject to the terms and conditions of any existing licenses, such license or licenses may be general, special, or otherwise, and may be granted on an exclusive or non-exclusive basis throughout all or any part of the United States of America, its territories and possessions, and Canada.

3.   Agent may assign, sell, or otherwise dispose of the Collateral or any part thereof, either with or without special conditions or stipulations, except that Agent agrees to provide Borrower Agent with ten (10) days’ prior written notice of any proposed assignment, sale or other disposition of the Collateral. Agent shall have the power to buy the Collateral or any part thereof, and Agent shall also have the power to execute assurances and perform all other acts which Agent may, in Agent’s sole discretion, deem appropriate or proper to complete such assignment, sale or disposition. In any such event, Grantors shall be jointly and severally liable for any deficiency.

4.   In addition to the foregoing, in order to implement the assignment, sale, or other disposition of any of the Collateral pursuant to subparagraph E.3 hereof, Agent may at any time execute and deliver on behalf of a Grantor, pursuant to the authority granted in the Powers of Attorney described in subparagraph C.5 hereof, one or more instruments of assignment of the Patents or Trademarks (or any application, registration, or recording relating thereto), in form suitable for filing, recording or registration. Each Grantor agrees to pay Agent on demand all costs incurred in any such transfer of the Collateral, including, but not limited to, any taxes, fees, and reasonable attorneys’ fees.

5.   Agent may apply the proceeds actually received from any such license, assignment, sale, or other disposition of Collateral in the order described in Section 5.6 of the Loan Agreement. Grantors shall remain jointly and severally liable to Agent for any expenses or obligations remaining unpaid after the application of such proceeds, and Grantors will pay Agent on demand any such unpaid amount, together with interest at the rate set forth in the Loan Agreement.

6.   In the event that any such license, assignment, sale or disposition of the Collateral (or any part thereof) is made after the occurrence and during the continuance of an Event of Default, upon Agent’s request, each Grantor shall supply to Agent or Agent’s designee such Grantor’s knowledge and expertise relating to the manufacture and sale of the products and services to which the Patents relate or bearing the Trademarks and such Grantor’s customer lists and other records relating to the Patents and Trademarks and the distribution thereof.

Nothing contained herein shall be construed as requiring Agent to take any such action at any time. All of Agent’s rights and remedies, whether provided under law, the Agreements, this IP Security Agreement, or otherwise, shall be cumulative and none are exclusive. Such rights and remedies may be enforced alternatively, successively, or concurrently.

F.	MISCELLANEOUS.

1.   The failure or delay of Agent to require strict performance by a Grantor with any terms of this IP Security Agreement or any other agreement, document or instrument, or to exercise any rights or remedies with respect to Collateral or otherwise, shall not operate as a waiver thereof nor as establishment of a course of dealing. All rights and remedies shall continue in full force and effect until Full Payment of the Obligations. No modification of any terms of this IP Security Agreement (including any waiver thereof) shall be effective, unless such modification is specifically provided in a writing directed to the Grantors and executed by Agent or the requisite Lenders, and such modification shall be applicable only to the matter specified. No waiver of any Default or Event of Default shall constitute a waiver of any other Default or Event of Default that may exist at such time, unless expressly stated. If Agent accepts performance by any Grantor hereunder in a manner other than that specified therein, or during any Default or Event of Default, or if Agent shall delay or exercise any right or remedy hereunder, such acceptance, delay or exercise shall not operate to waive any Default or Event of Default nor to preclude exercise of any other right or remedy.

2.   Notices and other communications provided for herein shall be in the manner and at the addresses set forth in, and otherwise in accordance with, Section 14.3.1 of the Loan Agreement.

3.   If any provision contained herein is in direct conflict with any provision in the Loan Agreement, the provision in the Loan Agreement shall govern and control.

4.   Wherever possible, each provision of this IP Security Agreement shall be interpreted in such manner as to be valid under Applicable Law (as such term is defined in the Loan Agreement). If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this IP Security Agreement shall remain in full force and effect.

5.   This IP Security Agreement shall be binding upon and inure to the benefit of the Grantors, Agent and their respective successors and permitted assigns. Any authorization or consent of Agent shall be conclusive and binding on any subsequent transferee or assignee of Agent.

6.   The security interest granted to Agent shall terminate and the Collateral will be reassigned to Grantors, respectively, at Grantors’ sole expense, upon termination of the Loan Agreement and indefeasible payment in full to Agent and Lenders of all Obligations thereunder.

7.   THIS IP SECURITY AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

8.   EACH GRANTOR HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS IP SECURITY AGREEMENT, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH GRANTOR IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE LOAN AGREEMENT. Nothing herein shall limit the right of Agent to bring proceedings against any Grantor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this IP Security Agreement shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction.

9.   To the fullest extent permitted by Applicable Law, each Grantor waives the right to trial by jury (which Agent hereby also waives) in any proceeding or dispute of any kind relating in any way to this IP Security Agreement, Obligations or Collateral. Each Grantor has reviewed the foregoing waiver with its legal counsel and has knowingly and voluntarily waived its jury trial following consultation with legal counsel. In the event of litigation, this IP Security Agreement may be filed as a written consent to a trial by the court.

10. This IP Security Agreement may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This IP Security Agreement shall become effective when Agent has received counterparts bearing the signatures of all parties hereto. Delivery of a signature page of this IP Security Agreement by telecopy or electronic mail shall be effective as delivery of a manually executed counterpart of such agreement.

11. Time is of the essence of this IP Security Agreement. This IP Security Agreement, together with the other Loan Documents, constitutes the entire contract among the parties relating to the subject matter hereof, and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, each Grantor and Agent have executed this IP Security Agreement as of the day and year first above written.

MOVADO GROUP, INC.
By:	/s/ Timothy F. Michno
Printed: Title:	Timothy F. Michno General Counsel/Secretary

MOVADO LLC
By:	/s/ Timothy F. Michno
Printed: Title:	Timothy F. Michno General Counsel/Secretary

BANK OF AMERICA, N.A., as Agent
By:	/s/ Robert Mahoney
Printed: Title:	Robert Mahoney Senior Vice President